UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52170 (Commission File Number)	20-5997364 (I.R.S. Employer Identification No.)
	600 West Chicago Avenue Suite 850 Chicago, Illinois (Address of principal executive offices)	60654 (Zip Code)
(312) 642-3700 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed to correct clerical errors with respect to the weighted average shares outstanding, diluted for each of the periods presented for the year ended December 31, 2012 contained in the Current Report on Form 8-K that was filed with the Securities and Exchange Commission on April 1, 2014 (the “Original Form 8-K”).  No other numbers presented in the Original Form 8-K changed as a result of these clerical errors.  The Original Form 8-K is hereby amended and restated in its entirety as follows.

Item 7.01	Regulation FD.*

On March 18, 2014, InnerWorkings, Inc. (the “Company”) filed its Form 10-K for the year ended December 31, 2013 (the “2013 10-K”). Based on the restated financial statements included in the 2013 10-K, the Company is now supplementally providing for the periods presented below Adjusted EBITDA and Non-GAAP diluted earnings per share, which are defined as "non-GAAP financial measures" by the Securities and Exchange Commission. The Company believes that Non-GAAP Adjusted EBITDA and Non-GAAP diluted earnings per share provide useful information to investors because they provide information about the estimated financial performance of the Company's ongoing business. Non-GAAP Adjusted EBITDA and Non-GAAP diluted earnings per share are used by management in its financial and operational decision-making and evaluation of overall operating performance. Non-GAAP Adjusted EBITDA and Non-GAAP diluted earnings per share may be different from similar measures used by other companies. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with generally accepted accounting principles and should be should be read in conjunction with the 2013 10-K. Adjusted EBITDA and Non-GAAP diluted earnings per share, as well as a reconciliation of these non-GAAP financial measures to the nearest comparable GAAP measures, are presented below.

	Year Ended December 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Fiscal Year
Operating income (loss)	$(3,836,315)	$5,830,412	$(8,027,062)	$52,437	$(5,980,528)
Depreciation and amortization	2,465,667	2,648,396	3,880,431	4,669,365	13,663,859
Stock-based compensation expense	973,193	1,080,913	982,082	1,696,843	4,733,031
Change in fair value of contingent consideration	608,832	(1,649,389)	(29,627,005)	(663,005)	(31,330,567)
Payments to former owner of Productions Graphics, net of cash recovered	6,308,660	(2,521,635)	(910,811)	(252,156)	2,624,059
Goodwill impairment charge	-	-	37,908,000	-	37,908,000
Restructuring and asset write down charges	-	-	4,321,862	-	4,321,862
Legal fees in connection with patent infringement defense	245,340	506,880	209,075	-	961,295
Adjusted EBITDA	$6,765,377	$5,895,577	$8,736,572	$5,503,484	$26,901,011

	Year Ended December 31, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Fiscal Year
Operating income	$6,947,361	$6,212,101	$6,630,234	$25,959,085	$45,748,781
Depreciation and amortization	2,444,096	2,936,981	2,696,255	2,713,120	10,790,452
Stock-based compensation expense	1,047,645	1,403,729	719,699	3,021,797	6,192,870
Change in fair value of contingent consideration	200,141	266,544	330,791	(28,486,250)	(27,688,774)
Preference claim settlement charge	-	-	-	1,099,386	1,099,386
VAT settlement charge	-	-	-	1,485,088	1,485,088
Payments to former owner of Productions Graphics, net of cash recovered	(1,410,979)	1,004,253	(4,355)	-	(411,082)
Adjusted EBITDA	$9,228,264	$11,823,608	$10,372,624	$5,792,226	$37,216,721

	Year Ended December 31, 2013
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Fiscal Year
Net income (loss)	$(2,801,274)	$3,675,521	$(9,066,070)	$(468,526)	$(8,660,349)
Change in fair value of contingent consideration, net of tax	645,020	(1,202,166)	(28,489,495)	(610,877)	(29,657,518)
Payments to former owner of Productions Graphics, net of cash recovered, net of tax	4,169,056	(1,746,673)	(630,896)	(174,662)	1,616,825
Goodwill impairment charge	-	-	37,908,000	-	37,908,000
Restructuring and asset write down charges, net of tax	-	-	2,614,726	-	2,614,726
Legal fees in connection with patent infringement defense, net of tax	159,520	329,573	135,941	-	625,034
Adjusted net income (loss)	2,172,322	1,056,256	2,472,206	(1,254,065)	4,446,719

Weighted average shares outstanding, diluted	52,006,801	51,965,539	52,217,066	52,125,182	50,875,131

Adjusted Diluted EPS	$0.04	$0.02	$0.05	$(0.02)	$0.09

	Year Ended December 31, 2012
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Fiscal Year
Net income	$4,429,214	$3,773,824	$4,303,494	$26,287,490	$38,794,022
Change in fair value of contingent consideration, net of tax	174,694	204,991	370,163	(28,458,372)	(27,708,524)
Preference claim settlement charge, net of tax	-	-	-	668,449	668,449
VAT settlement charge, net of tax	-	-	-	1,121,241	1,121,241
Payments to former owner of Productions Graphics, net of cash recovered, net of tax	(1,000,402)	665,766	(3,040)	-	(337,676)
Adjusted net income (loss)	3,603,507	4,644,581	4,670,617	(381,192)	12,537,513

Weighted average shares outstanding, diluted	50,013,569	50,706,956	51,244,909	51,612,009	51,240,076

Adjusted Diluted EPS	$0.07	$0.09	$0.09	$(0.01)	$0.24

*The information furnished under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: April 7, 2014	By:	/s/ Joseph M. Busky
	Name:	Joseph M. Busky
	Title:	Chief Financial Officer